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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                       000-24925             34-1853493
---------------------------    ------------------    ----------
(State or other jurisdiction   (Commission           (IRS Employer
 of incorporation)             File Number)          Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio             45833
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(Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055

                         Index to Exhibits is on Page 4.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)         Exhibits:

            This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

            99.1 Financial Results for the Six Months Ended June 30, 2004 and for the Three Months Ended June 30, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         ComBanc, Inc (the "Company") is announcing its financial results for the six months ended June 30, 2004 and for the three months ended June 30, 2004. These results are being furnished as Exhibit 99.1 to this Report.

         The information being furnished under this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMBANC, INC.


                                     By:   /s/ Paul G. Wreede
                                        -----------------------------
                                           Name:    Paul G. Wreede
                                           Title:   President, Chief Executive
                                                    Officer and Director

Date:  July 16, 2004




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                                  EXHIBIT INDEX


 Exhibit 99.1 Registrant's financial results for the six months ended June 30, 2004 and for the three months ended June 30, 2004.








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